SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 14, 2009
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)
1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As of April 14, 2009, Grubb & Ellis Company (the “Company”) received a limited waiver (the “Limited Waiver”) with respect to certain terms set forth in its Second Amended and Restated Credit Agreement dated as of December 7, 2007 (as amended, restated, supplemented or otherwise modified to date) by and among the Company, the guarantors named therein, Deutsche Bank Trust Company Americas, as lender and as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Securities Inc., as sole book-running manager and sole lead arranger and Deutsche Bank Trust Company Americas, as syndication agent (the “Credit Facility”).
     Pursuant to the Limited Waiver, the Administrative Agent and the Lender Parties waived compliance until April 28, 2009 with the provisions of the Credit Facility requiring the Company to (i) dispose of certain real estate properties, and (ii) deliver audited year-end financial reports within the respective time periods with respect to each of these provisions as set forth in the Credit Facility.
     The Company is currently in negotiations with the Administrative Agent and the Lender Parties to amend certain terms of the Credit Facility, including but not limited to those provisions that are the subject of the Limited Waiver, so as to make the Credit Facility more appropriate in light of the current economic environment.
     The foregoing is a summary of the terms and conditions of the Limited Waiver and does not purport to be a complete discussion of the Limited Waiver. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Limited Waiver which is annexed to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) The following is filed as an Exhibit to this Current Report on Form 8-K:
99.1	Limited Waiver, dated as of April 14, 2009, by and among Grubb & Ellis Company, the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent, the financial institutions identified therein as lender parties, Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer and Executive Vice President

Dated: April 20, 2009

EXHIBIT INDEX
99.1	Limited Waiver, dated as of April 14, 2009, by and among Grubb & Ellis Company, the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent, the financial institutions identified therein as lender parties, Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger.